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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2006 (June 26, 2006)

PROTECTIVE LIFE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-11339 (Commission File Number)	95-2492236 (IRS Employer Identification Number)
2801 Highway 280 South Birmingham, Alabama 35223 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (205) 268-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 8.01    OTHER EVENTS.

        As previously reported in our Current Report on Form 8-K dated February 13, 2006, Protective Life Insurance Company ("Protective Life"), a wholly-owned subsidiary of Protective Life Corporation ("PLC", "we", "us" or "our"), on February 7, 2006 entered into a Stock Purchase Agreement (the "Agreement") with JPMorgan Chase & Co. ("JPMC") and two of its wholly-owned subsidiaries (collectively, the "Sellers"). Pursuant to the Agreement, Protective Life has agreed to acquire from the Sellers the Chase Insurance Group, which consists of five insurance companies that manufacture and distribute traditional life insurance and annuity products and four related non-insurance companies (which collectively are referred to as the "Acquired Companies"). PLC executed a guarantee in favor of the Sellers, by which PLC has unconditionally guaranteed the performance of Protective Life's obligations under the Agreement, related documents and the related transactions contemplated by the Agreement. The Agreement and the guarantee are filed as exhibits to our Current Report on Form 8-K dated February 13, 2006, which are incorporated herein by reference, and the foregoing is qualified in its entirety by reference thereto. The aggregate purchase price for the Acquired Companies is approximately $1.165 billion (which Protective Life is obligated to fund), which is equal to the estimated fair value of the Chase Insurance Group's net assets at June 30, 2006, and which will be reduced by dividends paid to the Sellers by the Acquired Companies on or prior to the closing date (which we refer to as the "Pre-Closing Dividends"). The payment and amount of Pre-Closing Dividends by these Acquired Companies is subject to separate regulatory approvals in their domicile states, all of which have been obtained, subject to the transaction's consummation generally as described herein. We anticipate Pre-Closing Dividends aggregating approximately $272 million, resulting in a purchase price of approximately $893 million (i.e., $1.165 billion less $272 million). In addition, the purchase price is subject to post-closing adjustment payments from the Sellers or Protective Life, as the case may be, to reflect the final adjusted book value of the Acquired Companies.

        Protective Life has separate arrangements with Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), a subsidiary of The Goldman Sachs Group, Inc., committing it to reinsure to AFLIAC immediately following the closing of the acquisition 100% of the variable annuity business of the Acquired Companies, and with Wilton Reassurance Company and Wilton Reinsurance Bermuda Limited (collectively, the "Wilton Re Group") committing it to coinsure to the Wilton Re Group up to 49% of the remaining business of the Acquired Companies. These reinsurance transactions are each subject to regulatory approvals (which have been obtained) and closing conditions which are separate from the regulatory approvals required for, and other closing conditions to, Protective Life's acquisition of the Chase Insurance Group pursuant to the Agreement. While we expect to execute the related reinsurance and coinsurance agreements immediately after the closing of the acquisition, consummating these reinsurance transactions is not a condition to Protective Life's obligation to purchase the Chase Insurance Group from JPMC. The size of the Wilton Re Group co-insurance transaction is also subject to the obtaining of third-party consents. Based on third-party consents received to date, we currently expect reinsurance to the Wilton Re Group to be approximately 40% of the aggregate non-variable annuity business, resulting in total after-tax ceding commissions (with respect to both the AFLIAC and the Wilton Re Group transactions) of approximately $228 million.

        In connection with the purchase of the Acquired Companies, on June 26, 2006, PLC commenced an offering of its Capital Securities due 2066 (the "Capital Securities") to be issued under its Registration Statement on Form S-3 (Registration No. 333-121791). The terms of the offering and of the Capital Securities (other than pricing-related information) are set forth in PLC's preliminary prospectus supplement, dated June 26, 2006, filed on the date hereof with the Securities and Exchange Commission (the "SEC") pursuant to Rule 424(b) under the Securities Act of 1933, and the accompanying base prospectus, dated January 12, 2005. There can be no assurance that or when such offering will be completed.

        In connection with the purchase of the Acquired Companies, PLC is filing as Exhibit 99.1 to this Current Report the Unaudited Combined Financial Statements of the Acquired Companies for the quarter ended March 31, 2006, and the Audited Combined Financial Statements of the Acquired Companies for the years ended December 31, 2005 and 2004 and the six months ended June 30, 2004. In addition, PLC is filing as Exhibit 99.2 to this Current Report, the Unaudited Condensed Combined Financial Information of PLC (the "Pro Forma Financial Information") giving effect to (i) the acquisition of the Acquired Companies as of the dates and for the periods therein specified, (ii) the Reinsurance Arrangements and (iii) the proposed offering of the Capital Securities. We have prepared the Pro Forma Financial Information to illustrate what our financial condition and our results of operation would have been if we had completed the acquisition of the Chase Insurance Group as of the dates indicated in the Pro Forma Financial Information. In preparing the Pro Forma Financial Information, we have used certain assumptions which at the time of preparation we believed were reasonable, including the assumptions as to the level of Pre-Closing Dividends and ceding commissions described above. However, we cannot assure you that any or all of our assumptions will be borne out. Our actual financial condition and our actual results of operation following the completion of the acquisition and the reinsurance arrangements may be materially different than presented herein.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

        (a)   Financial Statements of the Business Acquired.

        The Unaudited Combined Financial Statements of the Acquired Companies for the quarter ended March 31, 2006 and the Audited Combined Financial Statements of the Acquired Companies for the years ended December 31, 2005 and 2004 and the six months ended June 30, 2004, are attached hereto as Exhibit 99.1 and are incorporated in this Current Report by reference.

        (b)   Pro Forma Financial Information.

        The Unaudited Pro Forma Condensed Financial Information of PLC, giving effect to the acquisition of the Acquired Companies, as of the dates and for the periods therein specified, are attached hereto as Exhibit 99.2 and are incorporated in this Current Report by reference.

        (d)   Exhibits.

        Attached hereto as Exhibit 12.1 and incorporated by reference in this Current Report, is a statement regarding the computation of ratios of consolidated earnings to fixed charges and consolidated earnings to fixed charges before interest credited on investment products in connection with the proposed offering of the Capital Securities referenced above.

Exhibit No.	Description
12.1	Statement re: Computation of ratios of consolidated earnings to fixed charges and consolidated earnings to fixed charges before interest credited on investment products.
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Combined Financial Statements of the Acquired Companies.
99.2	Unaudited Pro Forma Financial Information.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROTECTIVE LIFE CORPORATION
By:	/s/ ALLEN W. RITCHIE
Name: Allen W. Ritchie
Title: Executive Vice President & Chief Financial Officer

Dated: June 26, 2006

Exhibit Index

Exhibit No.	Description
12.1	Statement re: Computation of ratios of consolidated earnings to fixed charges and consolidated earnings to fixed charges before interest credited on investment products.
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Combined Financial Statements of the Acquired Companies.
99.2	Unaudited Pro Forma Financial Information.

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  ITEM 8.01 OTHER EVENTS.
  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
Exhibit Index